UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2010

HEPALIFE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-29819	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Third Avenue Suite 1801 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 218-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by HepaLife Technologies, Inc. (“HepaLife”) on May 10, 2010, as amended on May 18, 2010, HepaLife’s board of directors (the “Board of Directors”) and shareholders owning approximately 53% of the issued and outstanding common stock, $0.001 par value per share (the “Common Stock”), of HepaLife (the “Consenting Shareholders”) approved:

•
an amendment to the HepaLife Articles of Incorporation (the “Articles of Amendment”) to (i) increase the number of shares of Common Stock which HepaLife is authorized to issue from 300,000,000 shares to 500,000,000 shares; (ii) change the par value of HepaLife’s authorized preferred stock from $0.10 to $0.001 per share; and (iii) provide for the classification of the Board of Directors into three classes, with the initial term of office of the Class I directors to expire at the 2010 annual meeting of shareholders, the initial term of office of the Class II directors to expire at the 2011 annual meeting of shareholders and the initial term of office of the Class III directors to expire at the 2012 annual meeting of shareholders; and

•
the Amended and Revised Bylaws of HepaLife (the “Bylaws”) to incorporate the provisions of the Articles of Amendment with respect to the classification of the Board of Directors and the staggered three year terms for directors, and to provide for the Board of Directors to set the compensation, if any, of the directors.

HepaLife filed a Definitive Information Statement on Schedule 14C (the “Information Statement”) with the SEC on May 17, 2010 describing the actions taken by the Board of Directors and the Consenting Shareholders.  This Information Statement was mailed on May 21, 2010 to HepaLife’s shareholders of record as of May 7, 2010.  On June 7, 2010, 20 days after the Information Statement was mailed to HepaLife’s shareholders, the Articles of Amendment were filed with the Florida Secretary of State and the Articles of Amendment and the Bylaws became effective.

The foregoing descriptions of the Articles of Amendment and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the complete text of the Articles of Amendment and the Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No. 3.1 3.2	Description Articles of Amendment to the Articles of Incorporation of HepaLife Technologies, Inc. Amended and Revised Bylaws of HepaLife Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

Dated: June 9, 2010	By:	/s/ Steven C. Berger
		Name:	Steven C. Berger
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 3.1 3.2	Description Articles of Amendment to the Articles of Incorporation of HepaLife Technologies, Inc. Amended and Revised Bylaws of HepaLife Technologies, Inc.